AUGUST 8, 2019

SUPPLEMENT TO

hartford international/global equity funds prospectus

dated march 1, 2019, AS SUPPLEMENTED MAY 6, 2019

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

(1)	Effective as of the close of business on July 11, 2019, the Hartford Long/Short Global Equity Fund was liquidated pursuant to a plan of liquidation. Accordingly, all references to the Hartford Long/Short Global Equity Fund and Long/Short Global Equity Fund are deleted in their entirety from the above referenced Statutory Prospectus.

(2)	Effective immediately, under the heading “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” in the above referenced Statutory Prospectus, the information for “Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”)” is deleted in its entirety and replaced with the following:

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI. The following waivers and discounts may not apply if your account is directly held with the Fund’s transfer agent. Shareholders should contact Raymond James to determine their eligibility for these waivers and discounts.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age

70 1/2 as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

This Supplement should be retained with Statutory Prospectus for future reference.

HV-7502	August 2019